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[ORRICK Letterhead]



March 29, 2006

FILED VIA EDGAR

Zafar Hasan
Attorney-Advisor
Division of Corporation Finance
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Targeted Genetics Corporation; Schedule 14a Definitive Proxy Statement, filed with the Securities and Exchange Commission on March 29, 2006

Dear Mr. Hasan:

On behalf of Targeted Genetics Corporation (the "Company"), we submit this letter as a response to your telephone inquiry regarding the applicability of Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the reverse stock split proposed by the Company in its definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2006 in connection with the Company's 2006 annual meeting of shareholders (the "Annual Meeting").

Rule 13e-3(3)(ii)(A) provides that a "Rule 13e-3 transaction" includes a transaction causing any class of equity securities of the issuer to be held of record by less than 300 persons.

As of March 7, 2006, the record date for the Annual Meeting, the Company had 364 shareholders of record, of which only 12 record holders hold less than 10 shares. Therefore, after giving effect to the reverse split at the largest proposed ratio, the Company would still have 352 shareholders of record. Accordingly, the reverse stock split is not intended to result in a going private transaction under Rule 13e-3 under the Exchange Act.

Please contact us if you have any further questions regarding this matter.

Very truly yours,

/s/ Lewis S. Malakoff

Lewis S. Malakoff

cc:     Jonathan K. Wright, Targeted Genetics Corporation
        Stephen M. Graham
        Vincent A. Ricci